Consolidated Statements of Cash Flows $ in Thousands	9 Months Ended
Sep. 30, 2019 USD ($)
Operating activities
Net cash provided by operating activities	$ 35,659
Investing activities
Purchases of property and equipment	(72)
Purchases of fixed maturity securities	(181,446)
Purchases of equity securities	(58,735)
Sales and maturities of fixed maturity securities	87,541
Sales of equity securities	64,820
Securities receivable or payable, net	(3,081)
Net cash used in investing activities	(90,973)
Financing activities
Proceeds from initial public offering, net of issuance costs	87,412
Distribution to stockholder	(5,120)
Redemption of Floating Rate Notes	(20,000)
Net cash provided by financing activities	62,292
Net increase (decrease) in cash, cash equivalents, and restricted cash	6,978
Cash, cash equivalents and restricted cash at beginning of period	9,924
Cash, cash equivalents and restricted cash at end of period	16,902
Supplementary cash flow information:
Cash paid for interest	$ 1,162